Exhibit 10.1

AMENDMENT TO EMPLOYMENT PROTECTION AGREEMENT

WHEREAS, The Genlyte Group Incorporated (“Genlyte”) and Larry K. Powers (“Executive”) previously entered into an Employment Protection Agreement (“Agreement”);

WHEREAS, it is considered desirable to amend the Agreement as necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, it is hereby agreed between the Corporation and the Executive that the Agreement is hereby amended effective November 5, 2007 as follows:

1.           By replacing Section 2(iv) with the following:
“(iv) within any 24-month period beginning on or after March 31, 2007, the persons who were directors of the Corporation immediately before the beginning of such period (the ‘Incumbent Directors’) shall cease (for any reason other than death) to constitute at least a majority of the Board or the Board of Directors of any successor to the Corporation, provided that any director who was not a director as of April 1, 2007 shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least four-fifths of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 2(iii).  Notwithstanding the foregoing, if the Executive participates (other than in his capacity as the Executive or as a director of the Corporation or a Subsidiary, where applicable) in the actions or events which give rise to a Change of Control, no Change of Control shall be deemed to have occurred for purposes of this agreement, provided that nothing in this sentence shall be construed to prohibit the Executive from participating in any compensation program which is reasonable in light of competitive practices.”

2.           By replacing the phrase “as base salary” in Section 5(a) with the phrase “an annual base salary.”

3.           By replacing the last sentence in Section 5(b) with the following:
“Each amount payable pursuant to this Section 5(b) shall be paid in February of the year next following the year for which such amount is earned.”

4.           By removing the phrase “any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Corporation and” from Section 7(a) of the Agreement, and by replacing the second sentence in Section 7(a) of the Agreement with the following:
“All Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination; provided, however, that  in the case of any employee benefit plan qualified (a ‘Qualified Plan’) under Section 401(a) of the Internal Revenue Code of 1986, as amended (the ‘Code’) or any nonqualified employee benefit plan subject to Section 409A of the Code (a ‘Nonqualified Plan’), benefits shall be paid pursuant to the terms of the applicable Qualified Plan or Nonqualified Plan.  The treatment described above shall be referred to as the ‘Accrued Benefit Treatment.’”

5.           By replacing the first sentence in Section 7(b) of the Agreement with the following:
“If the Executive’s employment is terminated by reason of the Executive’s Disability, the Executive shall be paid in accordance with the Accrued Benefit Treatment.”

6.           By replacing Section 7(c) of the Agreement with the following:
“(c)           Cause and Voluntary Termination.  If, during the Employment Period, the Executive’s employment shall be terminated for Cause or voluntarily terminated by Executive (other than on account of Good Reason), the Executive shall be paid in accordance with the Accrued Benefit Treatment and the Corporation shall have no further obligations to the Executive under this Agreement.”

7.           By adding the following at the end of Section 7(d)(i) of the Agreement:
“Notwithstanding the foregoing, if the Executive is a Specified Employee, payment of such amounts under Sections 7(d)(i)(B), (C) and (D) shall be calculated in accordance with the foregoing, but shall not be paid until the first day of the seventh month following the Executive’s Date of Termination.  Specified Employees shall be entitled to interest accrued on such amounts, calculated in accordance with the interest rate set forth in Section 7(d)(ii).  For purposes of this Agreement, “Specified Employee” means an employee described in Code Section 409A.  When identifying Specified Employees, compensation shall be determined using the rules set forth in Treasury regulations section 1.415(c)-2(a).”

8.           By replacing Section 7(d)(iv) with the following:

“Upon the earlier to occur of (A) the merger of the Corporation with or into another corporation following a Change of Control, or (B) the date which is the first day of the seventh month following the Date of Termination, the Executive shall be paid an amount equal to the highest price offered for a share of common stock of the Corporation in conjunction with any tender offer (or, if the Change of Control occurs other than pursuant to a tender offer, the highest price offered for a share of common stock during the 60-day period immediately preceding the Effective Date) less the exercise price of any stock options held by the Executive at the Effective Date times the number of shares of common stock of the Corporation subject to these same options.  Notwithstanding the foregoing, if the Executive otherwise receives the value of any such stock option under the general provisions of any such award or any generally applicable provisions of any plan under which options are issued, the number of shares of common stock taken into account in determining the amount payable under this Section 7(d)(iv) shall be appropriately reduced.”

THE GENLYTE GROUP INCORPORATED		[EXECUTIVE]
Signature	/s/ William G. Ferko	Signature	/s/ Larry K. Powers
Name	William G. Ferko	Date	October 5, 2007
Title	Vice President, Chief Financial Officer
Date	November 5, 2007

AMENDMENT TO EMPLOYMENT PROTECTION AGREEMENT

WHEREAS, The Genlyte Group Incorporated (“Genlyte”) and William G. Ferko (“Executive”) previously entered into an Employment Protection Agreement (“Agreement”);

WHEREAS, it is considered desirable to amend the Agreement as necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, it is hereby agreed between the Corporation and the Executive that the Agreement is hereby amended effective November 5, 2007 as follows:

1.           By replacing Section 2(iv) with the following:
“(iv) within any 24-month period beginning on or after March 31, 2007, the persons who were directors of the Corporation immediately before the beginning of such period (the ‘Incumbent Directors’) shall cease (for any reason other than death) to constitute at least a majority of the Board or the Board of Directors of any successor to the Corporation, provided that any director who was not a director as of April 1, 2007 shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least four-fifths of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 2(iii).  Notwithstanding the foregoing, if the Executive participates (other than in his capacity as the Executive or as a director of the Corporation or a Subsidiary, where applicable) in the actions or events which give rise to a Change of Control, no Change of Control shall be deemed to have occurred for purposes of this agreement, provided that nothing in this sentence shall be construed to prohibit the Executive from participating in any compensation program which is reasonable in light of competitive practices.”

2.           By replacing the phrase “as base salary” in Section 5(a) with the phrase “an annual base salary.”

3.           By replacing the last sentence in Section 5(b) with the following:
“Each amount payable pursuant to this Section 5(b) shall be paid in February of the year next following the year for which such amount is earned.”

4.           By removing the phrase “any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Corporation and” from Section 7(a) of the Agreement, and by replacing the second sentence in Section 7(a) of the Agreement with the following:
“All Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination; provided, however, that  in the case of any employee benefit plan qualified (a ‘Qualified Plan’) under Section 401(a) of the Internal Revenue Code of 1986, as amended (the ‘Code’) or any nonqualified employee benefit plan subject to Section 409A of the Code (a ‘Nonqualified Plan’), benefits shall be paid pursuant to the terms of the applicable Qualified Plan or Nonqualified Plan.  The treatment described above shall be referred to as the ‘Accrued Benefit Treatment.’”

5.           By replacing the first sentence in Section 7(b) of the Agreement with the following:
“If the Executive’s employment is terminated by reason of the Executive’s Disability, the Executive shall be paid in accordance with the Accrued Benefit Treatment.”

6.           By replacing Section 7(c) of the Agreement with the following:
“(c)           Cause and Voluntary Termination.  If, during the Employment Period, the Executive’s employment shall be terminated for Cause or voluntarily terminated by Executive (other than on account of Good Reason), the Executive shall be paid in accordance with the Accrued Benefit Treatment and the Corporation shall have no further obligations to the Executive under this Agreement.”

7.           By adding the following at the end of Section 7(d)(i) of the Agreement:
“Notwithstanding the foregoing, if the Executive is a Specified Employee, payment of such amounts under Sections 7(d)(i)(B), (C) and (D) shall be calculated in accordance with the foregoing, but shall not be paid until the first day of the seventh month following the Executive’s Date of Termination.  Specified Employees shall be entitled to interest accrued on such amounts, calculated in accordance with the interest rate set forth in Section 7(d)(ii).  For purposes of this Agreement, “Specified Employee” means an employee described in Code Section 409A.  When identifying Specified Employees, compensation shall be determined using the rules set forth in Treasury regulations section 1.415(c)-2(a).”

8.           By replacing Section 7(d)(iv) with the following:

“Upon the earlier to occur of (A) the merger of the Corporation with or into another corporation following a Change of Control, or (B) the date which is the first day of the seventh month following the Date of Termination, the Executive shall be paid an amount equal to the highest price offered for a share of common stock of the Corporation in conjunction with any tender offer (or, if the Change of Control occurs other than pursuant to a tender offer, the highest price offered for a share of common stock during the 60-day period immediately preceding the Effective Date) less the exercise price of any stock options held by the Executive at the Effective Date times the number of shares of common stock of the Corporation subject to these same options.  Notwithstanding the foregoing, if the Executive otherwise receives the value of any such stock option under the general provisions of any such award or any generally applicable provisions of any plan under which options are issued, the number of shares of common stock taken into account in determining the amount payable under this Section 7(d)(iv) shall be appropriately reduced.”

THE GENLYTE GROUP INCORPORATED		[EXECUTIVE]
Signature	/s/ Raymond L. Zaccagnini	Signature	/s/ William G. Ferko
Name	Raymond L. Zaccagnini	Date	October 5, 2007
Title	Vice President Administration
Date	November 5, 2007

AMENDMENT TO EMPLOYMENT PROTECTION AGREEMENT

WHEREAS, The Genlyte Group Incorporated (“Genlyte”) and Zia Eftekhar (“Executive”) previously entered into an Employment Protection Agreement (“Agreement”);

WHEREAS, it is considered desirable to amend the Agreement as necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, it is hereby agreed between the Corporation and the Executive that the Agreement is hereby amended effective November 5, 2007 as follows:

1.           By replacing Section 2(iv) with the following:
“(iv) within any 24-month period beginning on or after March 31, 2007, the persons who were directors of the Corporation immediately before the beginning of such period (the ‘Incumbent Directors’) shall cease (for any reason other than death) to constitute at least a majority of the Board or the Board of Directors of any successor to the Corporation, provided that any director who was not a director as of April 1, 2007 shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least four-fifths of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 2(iii).  Notwithstanding the foregoing, if the Executive participates (other than in his capacity as the Executive or as a director of the Corporation or a Subsidiary, where applicable) in the actions or events which give rise to a Change of Control, no Change of Control shall be deemed to have occurred for purposes of this agreement, provided that nothing in this sentence shall be construed to prohibit the Executive from participating in any compensation program which is reasonable in light of competitive practices.”

2.           By replacing the phrase “as base salary” in Section 5(a) with the phrase “an annual base salary.”

3.           By replacing the last sentence in Section 5(b) with the following:
“Each amount payable pursuant to this Section 5(b) shall be paid in February of the year next following the year for which such amount is earned.”

4.           By removing the phrase “any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Corporation and” from Section 7(a) of the Agreement, and by replacing the second sentence in Section 7(a) of the Agreement with the following:
“All Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination; provided, however, that  in the case of any employee benefit plan qualified (a ‘Qualified Plan’) under Section 401(a) of the Internal Revenue Code of 1986, as amended (the ‘Code’) or any nonqualified employee benefit plan subject to Section 409A of the Code (a ‘Nonqualified Plan’), benefits shall be paid pursuant to the terms of the applicable Qualified Plan or Nonqualified Plan.  The treatment described above shall be referred to as the ‘Accrued Benefit Treatment.’”

5.           By replacing the first sentence in Section 7(b) of the Agreement with the following:
“If the Executive’s employment is terminated by reason of the Executive’s Disability, the Executive shall be paid in accordance with the Accrued Benefit Treatment.”

6.           By replacing Section 7(c) of the Agreement with the following:
“(c)           Cause and Voluntary Termination.  If, during the Employment Period, the Executive’s employment shall be terminated for Cause or voluntarily terminated by Executive (other than on account of Good Reason), the Executive shall be paid in accordance with the Accrued Benefit Treatment and the Corporation shall have no further obligations to the Executive under this Agreement.”

7.           By adding the following at the end of Section 7(d)(i) of the Agreement:
“Notwithstanding the foregoing, if the Executive is a Specified Employee, payment of such amounts under Sections 7(d)(i)(B), (C) and (D) shall be calculated in accordance with the foregoing, but shall not be paid until the first day of the seventh month following the Executive’s Date of Termination.  Specified Employees shall be entitled to interest accrued on such amounts, calculated in accordance with the interest rate set forth in Section 7(d)(ii).  For purposes of this Agreement, “Specified Employee” means an employee described in Code Section 409A.  When identifying Specified Employees, compensation shall be determined using the rules set forth in Treasury regulations section 1.415(c)-2(a).”

8.           By replacing Section 7(d)(iv) with the following:

“Upon the earlier to occur of (A) the merger of the Corporation with or into another corporation following a Change of Control, or (B) the date which is the first day of the seventh month following the Date of Termination, the Executive shall be paid an amount equal to the highest price offered for a share of common stock of the Corporation in conjunction with any tender offer (or, if the Change of Control occurs other than pursuant to a tender offer, the highest price offered for a share of common stock during the 60-day period immediately preceding the Effective Date) less the exercise price of any stock options held by the Executive at the Effective Date times the number of shares of common stock of the Corporation subject to these same options.  Notwithstanding the foregoing, if the Executive otherwise receives the value of any such stock option under the general provisions of any such award or any generally applicable provisions of any plan under which options are issued, the number of shares of common stock taken into account in determining the amount payable under this Section 7(d)(iv) shall be appropriately reduced.”

THE GENLYTE GROUP INCORPORATED		[EXECUTIVE]
Signature	/s/ William G. Ferko	Signature	/s/ Zia Eftekhar
Name	William G. Ferko	Date	October 5, 2007
Title	Vice President, Chief Financial Officer
Date	November 5, 2007

AMENDMENT TO EMPLOYMENT PROTECTION AGREEMENT

WHEREAS, The Genlyte Group Incorporated (“Genlyte”) and Ronald G. Schneider (“Executive”) previously entered into an Employment Protection Agreement (“Agreement”);

WHEREAS, it is considered desirable to amend the Agreement as necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, it is hereby agreed between the Corporation and the Executive that the Agreement is hereby amended effective November 5, 2007 as follows:

1.           By replacing Section 2(iv) with the following:
“(iv) within any 24-month period beginning on or after March 31, 2007, the persons who were directors of the Corporation immediately before the beginning of such period (the ‘Incumbent Directors’) shall cease (for any reason other than death) to constitute at least a majority of the Board or the Board of Directors of any successor to the Corporation, provided that any director who was not a director as of April 1, 2007 shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least four-fifths of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 2(iii).  Notwithstanding the foregoing, if the Executive participates (other than in his capacity as the Executive or as a director of the Corporation or a Subsidiary, where applicable) in the actions or events which give rise to a Change of Control, no Change of Control shall be deemed to have occurred for purposes of this agreement, provided that nothing in this sentence shall be construed to prohibit the Executive from participating in any compensation program which is reasonable in light of competitive practices.”

2.           By replacing the phrase “as base salary” in Section 5(a) with the phrase “an annual base salary.”

3.           By replacing the last sentence in Section 5(b) with the following:
“Each amount payable pursuant to this Section 5(b) shall be paid in February of the year next following the year for which such amount is earned.”

4.           By removing the phrase “any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Corporation and” from Section 7(a) of the Agreement, and by replacing the second sentence in Section 7(a) of the Agreement with the following:
“All Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination; provided, however, that  in the case of any employee benefit plan qualified (a ‘Qualified Plan’) under Section 401(a) of the Internal Revenue Code of 1986, as amended (the ‘Code’) or any nonqualified employee benefit plan subject to Section 409A of the Code (a ‘Nonqualified Plan’), benefits shall be paid pursuant to the terms of the applicable Qualified Plan or Nonqualified Plan.  The treatment described above shall be referred to as the ‘Accrued Benefit Treatment.’”

5.           By replacing the first sentence in Section 7(b) of the Agreement with the following:
“If the Executive’s employment is terminated by reason of the Executive’s Disability, the Executive shall be paid in accordance with the Accrued Benefit Treatment.”

6.           By replacing Section 7(c) of the Agreement with the following:
“(c)           Cause and Voluntary Termination.  If, during the Employment Period, the Executive’s employment shall be terminated for Cause or voluntarily terminated by Executive (other than on account of Good Reason), the Executive shall be paid in accordance with the Accrued Benefit Treatment and the Corporation shall have no further obligations to the Executive under this Agreement.”

7.           By adding the following at the end of Section 7(d)(i) of the Agreement:
“Notwithstanding the foregoing, if the Executive is a Specified Employee, payment of such amounts under Sections 7(d)(i)(B), (C) and (D) shall be calculated in accordance with the foregoing, but shall not be paid until the first day of the seventh month following the Executive’s Date of Termination.  Specified Employees shall be entitled to interest accrued on such amounts, calculated in accordance with the interest rate set forth in Section 7(d)(ii).  For purposes of this Agreement, “Specified Employee” means an employee described in Code Section 409A.  When identifying Specified Employees, compensation shall be determined using the rules set forth in Treasury regulations section 1.415(c)-2(a).”

8.           By replacing Section 7(d)(iv) with the following:

“Upon the earlier to occur of (A) the merger of the Corporation with or into another corporation following a Change of Control, or (B) the date which is the first day of the seventh month following the Date of Termination, the Executive shall be paid an amount equal to the highest price offered for a share of common stock of the Corporation in conjunction with any tender offer (or, if the Change of Control occurs other than pursuant to a tender offer, the highest price offered for a share of common stock during the 60-day period immediately preceding the Effective Date) less the exercise price of any stock options held by the Executive at the Effective Date times the number of shares of common stock of the Corporation subject to these same options.  Notwithstanding the foregoing, if the Executive otherwise receives the value of any such stock option under the general provisions of any such award or any generally applicable provisions of any plan under which options are issued, the number of shares of common stock taken into account in determining the amount payable under this Section 7(d)(iv) shall be appropriately reduced.”

THE GENLYTE GROUP INCORPORATED		[EXECUTIVE]
Signature	/s/ William G. Ferko	Signature	/s/ Ronald G. Schneider
Name	William G. Ferko	Date	October 5, 2007
Title	Vice President, Chief Financial Officer
Date	November 5, 2007

AMENDMENT TO EMPLOYMENT PROTECTION AGREEMENT

WHEREAS, The Genlyte Group Incorporated (“Genlyte”) and Raymond L. Zaccagnini (“Executive”) previously entered into an Employment Protection Agreement (“Agreement”);

WHEREAS, it is considered desirable to amend the Agreement as necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, it is hereby agreed between the Corporation and the Executive that the Agreement is hereby amended effective November 5, 2007 as follows:

1.           By replacing Section 2(iv) with the following:
“(iv) within any 24-month period beginning on or after March 31, 2007, the persons who were directors of the Corporation immediately before the beginning of such period (the ‘Incumbent Directors’) shall cease (for any reason other than death) to constitute at least a majority of the Board or the Board of Directors of any successor to the Corporation, provided that any director who was not a director as of April 1, 2007 shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least four-fifths of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 2(iii).  Notwithstanding the foregoing, if the Executive participates (other than in his capacity as the Executive or as a director of the Corporation or a Subsidiary, where applicable) in the actions or events which give rise to a Change of Control, no Change of Control shall be deemed to have occurred for purposes of this agreement, provided that nothing in this sentence shall be construed to prohibit the Executive from participating in any compensation program which is reasonable in light of competitive practices.”

2.           By replacing the phrase “as base salary” in Section 5(a) with the phrase “an annual base salary.”

3.           By replacing the last sentence in Section 5(b) with the following:
“Each amount payable pursuant to this Section 5(b) shall be paid in February of the year next following the year for which such amount is earned.”

4.           By removing the phrase “any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Corporation and” from Section 7(a) of the Agreement, and by replacing the second sentence in Section 7(a) of the Agreement with the following:
“All Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination; provided, however, that  in the case of any employee benefit plan qualified (a ‘Qualified Plan’) under Section 401(a) of the Internal Revenue Code of 1986, as amended (the ‘Code’) or any nonqualified employee benefit plan subject to Section 409A of the Code (a ‘Nonqualified Plan’), benefits shall be paid pursuant to the terms of the applicable Qualified Plan or Nonqualified Plan.  The treatment described above shall be referred to as the ‘Accrued Benefit Treatment.’”

5.           By replacing the first sentence in Section 7(b) of the Agreement with the following:
“If the Executive’s employment is terminated by reason of the Executive’s Disability, the Executive shall be paid in accordance with the Accrued Benefit Treatment.”

6.           By replacing Section 7(c) of the Agreement with the following:
“(c)           Cause and Voluntary Termination.  If, during the Employment Period, the Executive’s employment shall be terminated for Cause or voluntarily terminated by Executive (other than on account of Good Reason), the Executive shall be paid in accordance with the Accrued Benefit Treatment and the Corporation shall have no further obligations to the Executive under this Agreement.”

7.           By adding the following at the end of Section 7(d)(i) of the Agreement:
“Notwithstanding the foregoing, if the Executive is a Specified Employee, payment of such amounts under Sections 7(d)(i)(B), (C) and (D) shall be calculated in accordance with the foregoing, but shall not be paid until the first day of the seventh month following the Executive’s Date of Termination.  Specified Employees shall be entitled to interest accrued on such amounts, calculated in accordance with the interest rate set forth in Section 7(d)(ii).  For purposes of this Agreement, “Specified Employee” means an employee described in Code Section 409A.  When identifying Specified Employees, compensation shall be determined using the rules set forth in Treasury regulations section 1.415(c)-2(a).”

8.           By replacing Section 7(d)(iv) with the following:

“Upon the earlier to occur of (A) the merger of the Corporation with or into another corporation following a Change of Control, or (B) the date which is the first day of the seventh month following the Date of Termination, the Executive shall be paid an amount equal to the highest price offered for a share of common stock of the Corporation in conjunction with any tender offer (or, if the Change of Control occurs other than pursuant to a tender offer, the highest price offered for a share of common stock during the 60-day period immediately preceding the Effective Date) less the exercise price of any stock options held by the Executive at the Effective Date times the number of shares of common stock of the Corporation subject to these same options.  Notwithstanding the foregoing, if the Executive otherwise receives the value of any such stock option under the general provisions of any such award or any generally applicable provisions of any plan under which options are issued, the number of shares of common stock taken into account in determining the amount payable under this Section 7(d)(iv) shall be appropriately reduced.”

THE GENLYTE GROUP INCORPORATED		[EXECUTIVE]
Signature	/s/ William G. Ferko	Signature	/s/ Raymond L. Zaccagnini
Name	William G. Ferko	Date	October 4, 2007
Title	Vice President, Chief Financial Officer
Date	November 5, 2007

AMENDMENT TO EMPLOYMENT PROTECTION AGREEMENT

WHEREAS, The Genlyte Group Incorporated (“Genlyte”) and Daniel R. Fuller (“Executive”) previously entered into an Employment Protection Agreement (“Agreement”);

WHEREAS, it is considered desirable to amend the Agreement as necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, it is hereby agreed between the Corporation and the Executive that the Agreement is hereby amended effective November 5, 2007 as follows:

1.           By replacing Section 2(iv) with the following:
“(iv) within any 24-month period beginning on or after March 31, 2007, the persons who were directors of the Corporation immediately before the beginning of such period (the ‘Incumbent Directors’) shall cease (for any reason other than death) to constitute at least a majority of the Board or the Board of Directors of any successor to the Corporation, provided that any director who was not a director as of April 1, 2007 shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least four-fifths of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 2(iii).  Notwithstanding the foregoing, if the Executive participates (other than in his capacity as the Executive or as a director of the Corporation or a Subsidiary, where applicable) in the actions or events which give rise to a Change of Control, no Change of Control shall be deemed to have occurred for purposes of this agreement, provided that nothing in this sentence shall be construed to prohibit the Executive from participating in any compensation program which is reasonable in light of competitive practices.”

2.           By replacing the phrase “as base salary” in Section 5(a) with the phrase “an annual base salary.”

3.           By replacing the last sentence in Section 5(b) with the following:
“Each amount payable pursuant to this Section 5(b) shall be paid in February of the year next following the year for which such amount is earned.”

4.           By removing the phrase “any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Corporation and” from Section 7(a) of the Agreement, and by replacing the second sentence in Section 7(a) of the Agreement with the following:
“All Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination; provided, however, that  in the case of any employee benefit plan qualified (a ‘Qualified Plan’) under Section 401(a) of the Internal Revenue Code of 1986, as amended (the ‘Code’) or any nonqualified employee benefit plan subject to Section 409A of the Code (a ‘Nonqualified Plan’), benefits shall be paid pursuant to the terms of the applicable Qualified Plan or Nonqualified Plan.  The treatment described above shall be referred to as the ‘Accrued Benefit Treatment.’”

5.           By replacing the first sentence in Section 7(b) of the Agreement with the following:
“If the Executive’s employment is terminated by reason of the Executive’s Disability, the Executive shall be paid in accordance with the Accrued Benefit Treatment.”

6.           By replacing Section 7(c) of the Agreement with the following:
“(c)           Cause and Voluntary Termination.  If, during the Employment Period, the Executive’s employment shall be terminated for Cause or voluntarily terminated by Executive (other than on account of Good Reason), the Executive shall be paid in accordance with the Accrued Benefit Treatment and the Corporation shall have no further obligations to the Executive under this Agreement.”

7.           By adding the following at the end of Section 7(d)(i) of the Agreement:
“Notwithstanding the foregoing, if the Executive is a Specified Employee, payment of such amounts under Sections 7(d)(i)(B), (C) and (D) shall be calculated in accordance with the foregoing, but shall not be paid until the first day of the seventh month following the Executive’s Date of Termination.  Specified Employees shall be entitled to interest accrued on such amounts, calculated in accordance with the interest rate set forth in Section 7(d)(ii).  For purposes of this Agreement, “Specified Employee” means an employee described in Code Section 409A.  When identifying Specified Employees, compensation shall be determined using the rules set forth in Treasury regulations section 1.415(c)-2(a).”

8.           By replacing Section 7(d)(iv) with the following:

“Upon the earlier to occur of (A) the merger of the Corporation with or into another corporation following a Change of Control, or (B) the date which is the first day of the seventh month following the Date of Termination, the Executive shall be paid an amount equal to the highest price offered for a share of common stock of the Corporation in conjunction with any tender offer (or, if the Change of Control occurs other than pursuant to a tender offer, the highest price offered for a share of common stock during the 60-day period immediately preceding the Effective Date) less the exercise price of any stock options held by the Executive at the Effective Date times the number of shares of common stock of the Corporation subject to these same options.  Notwithstanding the foregoing, if the Executive otherwise receives the value of any such stock option under the general provisions of any such award or any generally applicable provisions of any plan under which options are issued, the number of shares of common stock taken into account in determining the amount payable under this Section 7(d)(iv) shall be appropriately reduced.”

THE GENLYTE GROUP INCORPORATED		[EXECUTIVE]
Signature	/s/ William G. Ferko	Signature	/s/ Daniel R. Fuller
Name	William G. Ferko	Date	October 4, 2007
Title	Vice President, Chief Financial Officer
Date	November 5, 2007

AMENDMENT TO EMPLOYMENT PROTECTION AGREEMENT

WHEREAS, The Genlyte Group Incorporated (“Genlyte”) and Charles M. Havers (“Executive”) previously entered into an Employment Protection Agreement (“Agreement”);

WHEREAS, it is considered desirable to amend the Agreement as necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, it is hereby agreed between the Corporation and the Executive that the Agreement is hereby amended effective November 5, 2007 as follows:

1.           By replacing Section 2(iv) with the following:
“(iv) within any 24-month period beginning on or after March 31, 2007, the persons who were directors of the Corporation immediately before the beginning of such period (the ‘Incumbent Directors’) shall cease (for any reason other than death) to constitute at least a majority of the Board or the Board of Directors of any successor to the Corporation, provided that any director who was not a director as of April 1, 2007 shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least four-fifths of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 2(iii).  Notwithstanding the foregoing, if the Executive participates (other than in his capacity as the Executive or as a director of the Corporation or a Subsidiary, where applicable) in the actions or events which give rise to a Change of Control, no Change of Control shall be deemed to have occurred for purposes of this agreement, provided that nothing in this sentence shall be construed to prohibit the Executive from participating in any compensation program which is reasonable in light of competitive practices.”

2.           By replacing the phrase “as base salary” in Section 5(a) with the phrase “an annual base salary.”

3.           By replacing the last sentence in Section 5(b) with the following:
“Each amount payable pursuant to this Section 5(b) shall be paid in February of the year next following the year for which such amount is earned.”

4.           By removing the phrase “any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Corporation and” from Section 7(a) of the Agreement, and by replacing the second sentence in Section 7(a) of the Agreement with the following:
“All Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination; provided, however, that  in the case of any employee benefit plan qualified (a ‘Qualified Plan’) under Section 401(a) of the Internal Revenue Code of 1986, as amended (the ‘Code’) or any nonqualified employee benefit plan subject to Section 409A of the Code (a ‘Nonqualified Plan’), benefits shall be paid pursuant to the terms of the applicable Qualified Plan or Nonqualified Plan.  The treatment described above shall be referred to as the ‘Accrued Benefit Treatment.’”

5.           By replacing the first sentence in Section 7(b) of the Agreement with the following:
“If the Executive’s employment is terminated by reason of the Executive’s Disability, the Executive shall be paid in accordance with the Accrued Benefit Treatment.”

6.           By replacing Section 7(c) of the Agreement with the following:
“(c)           Cause and Voluntary Termination.  If, during the Employment Period, the Executive’s employment shall be terminated for Cause or voluntarily terminated by Executive (other than on account of Good Reason), the Executive shall be paid in accordance with the Accrued Benefit Treatment and the Corporation shall have no further obligations to the Executive under this Agreement.”

7.           By adding the following at the end of Section 7(d)(i) of the Agreement:
“Notwithstanding the foregoing, if the Executive is a Specified Employee, payment of such amounts under Sections 7(d)(i)(B), (C) and (D) shall be calculated in accordance with the foregoing, but shall not be paid until the first day of the seventh month following the Executive’s Date of Termination.  Specified Employees shall be entitled to interest accrued on such amounts, calculated in accordance with the interest rate set forth in Section 7(d)(ii).  For purposes of this Agreement, “Specified Employee” means an employee described in Code Section 409A.  When identifying Specified Employees, compensation shall be determined using the rules set forth in Treasury regulations section 1.415(c)-2(a).”

8.           By replacing Section 7(d)(iv) with the following:

“Upon the earlier to occur of (A) the merger of the Corporation with or into another corporation following a Change of Control, or (B) the date which is the first day of the seventh month following the Date of Termination, the Executive shall be paid an amount equal to the highest price offered for a share of common stock of the Corporation in conjunction with any tender offer (or, if the Change of Control occurs other than pursuant to a tender offer, the highest price offered for a share of common stock during the 60-day period immediately preceding the Effective Date) less the exercise price of any stock options held by the Executive at the Effective Date times the number of shares of common stock of the Corporation subject to these same options.  Notwithstanding the foregoing, if the Executive otherwise receives the value of any such stock option under the general provisions of any such award or any generally applicable provisions of any plan under which options are issued, the number of shares of common stock taken into account in determining the amount payable under this Section 7(d)(iv) shall be appropriately reduced.”

THE GENLYTE GROUP INCORPORATED		[EXECUTIVE]
Signature	/s/ William G. Ferko	Signature	/s/ Charles M. Havers
Name	William G. Ferko	Date	October 10, 2007
Title	Vice President, Chief Financial Officer
Date	November 5, 2007

AMENDMENT TO EMPLOYMENT PROTECTION AGREEMENT

WHEREAS, The Genlyte Group Incorporated (“Genlyte”) and Steven R. Carson (“Executive”) previously entered into an Employment Protection Agreement (“Agreement”);

WHEREAS, it is considered desirable to amend the Agreement as necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, it is hereby agreed between the Corporation and the Executive that the Agreement is hereby amended effective November 5, 2007 as follows:

1.           By replacing Section 2(iv) with the following:
“(iv) within any 24-month period beginning on or after March 31, 2007, the persons who were directors of the Corporation immediately before the beginning of such period (the ‘Incumbent Directors’) shall cease (for any reason other than death) to constitute at least a majority of the Board or the Board of Directors of any successor to the Corporation, provided that any director who was not a director as of April 1, 2007 shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least four-fifths of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 2(iii).  Notwithstanding the foregoing, if the Executive participates (other than in his capacity as the Executive or as a director of the Corporation or a Subsidiary, where applicable) in the actions or events which give rise to a Change of Control, no Change of Control shall be deemed to have occurred for purposes of this agreement, provided that nothing in this sentence shall be construed to prohibit the Executive from participating in any compensation program which is reasonable in light of competitive practices.”

2.           By replacing the phrase “as base salary” in Section 5(a) with the phrase “an annual base salary.”

3.           By replacing the last sentence in Section 5(b) with the following:
“Each amount payable pursuant to this Section 5(b) shall be paid in February of the year next following the year for which such amount is earned.”

4.           By removing the phrase “any compensation previously deferred by the Executive (together with any accrued earnings thereon) and not yet paid by the Corporation and” from Section 7(a) of the Agreement, and by replacing the second sentence in Section 7(a) of the Agreement with the following:
“All Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination; provided, however, that  in the case of any employee benefit plan qualified (a ‘Qualified Plan’) under Section 401(a) of the Internal Revenue Code of 1986, as amended (the ‘Code’) or any nonqualified employee benefit plan subject to Section 409A of the Code (a ‘Nonqualified Plan’), benefits shall be paid pursuant to the terms of the applicable Qualified Plan or Nonqualified Plan.  The treatment described above shall be referred to as the ‘Accrued Benefit Treatment.’”

5.           By replacing the first sentence in Section 7(b) of the Agreement with the following:
“If the Executive’s employment is terminated by reason of the Executive’s Disability, the Executive shall be paid in accordance with the Accrued Benefit Treatment.”

6.           By replacing Section 7(c) of the Agreement with the following:
“(c)           Cause and Voluntary Termination.  If, during the Employment Period, the Executive’s employment shall be terminated for Cause or voluntarily terminated by Executive (other than on account of Good Reason), the Executive shall be paid in accordance with the Accrued Benefit Treatment and the Corporation shall have no further obligations to the Executive under this Agreement.”

7.           By adding the following at the end of Section 7(d)(i) of the Agreement:
“Notwithstanding the foregoing, if the Executive is a Specified Employee, payment of such amounts under Sections 7(d)(i)(B), (C) and (D) shall be calculated in accordance with the foregoing, but shall not be paid until the first day of the seventh month following the Executive’s Date of Termination.  Specified Employees shall be entitled to interest accrued on such amounts, calculated in accordance with the interest rate set forth in Section 7(d)(ii).  For purposes of this Agreement, “Specified Employee” means an employee described in Code Section 409A.  When identifying Specified Employees, compensation shall be determined using the rules set forth in Treasury regulations section 1.415(c)-2(a).”

8.           By replacing Section 7(d)(iv) with the following:

“Upon the earlier to occur of (A) the merger of the Corporation with or into another corporation following a Change of Control, or (B) the date which is the first day of the seventh month following the Date of Termination, the Executive shall be paid an amount equal to the highest price offered for a share of common stock of the Corporation in conjunction with any tender offer (or, if the Change of Control occurs other than pursuant to a tender offer, the highest price offered for a share of common stock during the 60-day period immediately preceding the Effective Date) less the exercise price of any stock options held by the Executive at the Effective Date times the number of shares of common stock of the Corporation subject to these same options.  Notwithstanding the foregoing, if the Executive otherwise receives the value of any such stock option under the general provisions of any such award or any generally applicable provisions of any plan under which options are issued, the number of shares of common stock taken into account in determining the amount payable under this Section 7(d)(iv) shall be appropriately reduced.”

THE GENLYTE GROUP INCORPORATED		[EXECUTIVE]
Signature	/s/ William G. Ferko	Signature	/s/ Steven R. Carson
Name	William G. Ferko	Date	October 4, 2007
Title	Vice President, Chief Financial Officer
Date	November 5, 2007